1290 FUNDS®

1290 Global Talents Fund - Class A (TNYAX), I (TNYFX) and R (TNTRX) Shares

SUPPLEMENT DATED JANUARY 3, 2017 TO THE SUMMARY PROSPECTUS DATED APRIL 1, 2016, AS SUPPLEMENTED

This Supplement updates certain information contained in the Summary Prospectus of 1290 Global Talents Fund (“Fund”), a series of the 1290 Funds (“Trust”), dated April 1, 2016, as supplemented. You should read this Supplement in conjunction with the Summary Prospectus and retain it for future reference. You may obtain an additional copy of the Summary Prospectus, or a copy of the Prospectus and Statement of Additional Information, free of charge, by calling 1-888-310-0416 or by sending an e-mail request to 1290Funds@mediantonline.com or you can view, print, and download a copy of these documents at the Trust’s website at www.1290Funds.com.

The purpose of this Supplement is to provide you with information regarding a change to the portfolio managers with respect to the Fund.

Effective immediately, the table in the section of the Summary Prospectus, entitled “Who Manages the Fund – Sub-Adviser: AXA Investment Managers, Inc. (“AXA IM”) is deleted in its entirety and replaced with the following information:

Name	Title	Date Began Managing the Fund
Mark Beveridge, CFA®	Lead Fund Manager, Portfolio Manager and Analyst of AXA IM	April 2016
Anne Tolmunen, CFA®	Portfolio Manager and Analyst of AXA IM	January 2017